UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 12, 2006

CBRL GROUP, INC.

Tennessee	0-25225	62-1749513
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

                               305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On October 12, 2006, the following compensatory arrangements and grants to certain CBRL Group, Inc. (the “Company”) named executive officers were approved by the Compensation and Stock Option Committee (the “Committee”) of the Company’s Board of Directors (the “Board”).  These arrangements and grants were made upon the recommendation of the Committee’s consultant to restore competitiveness with the market.

The Company made a restricted stock award of 25,000 shares to Lawrence E. White, Senior Vice President, Finance and Chief Financial Officer, and a restricted stock award of 12,500 shares to N.B. Forrest Shoaf, Senior Vice President, General Counsel and Secretary.  Each of these awards vests over five years, with 25% vesting in year three, 25% vesting in year four and 50% vesting in year five.

The Company also declared the bonuses set forth below.  These bonuses were based upon what these executives would have earned under the prior (2006) fiscal year’s Annual Bonus Plan had the Company not incurred certain expenses not contemplated when incentive targets under the Annual Bonus Plan were established.  These expenses were related to the Company’s previously announced strategic initiatives, i.e., its re-capitalization, the related “Dutch auction” stock re-purchase, and the ongoing divestiture of its Logan’s Roadhouse subsidiary.

Named Executive Officer	Bonus
Michael A. Woodhouse, Chairman of the Board and Chief Executive Officer	$1,232,315
Lawrence E. White	$307,257
N.B. Forrest Shoaf	$162,468

Certain modifications were also made to the 2006 Long Term Incentive Plan, which includes an Annual Stock Option Grant (the “Option Grant”) and the 2007 Mid-Term Incentive and Retention Plan (“MTIRP”).  The Option Grant is now based upon a participant’s target percentage times the participant’s applicable base salary.  The description of the Option Grant is incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Commission on August 1, 2005.

Additionally, Mr. White’s and Mr. Shoaf’s target performance awards as set forth in the MTIRP have been modified effective for all of fiscal 2007, to 100% and 87.5%, respectively, and their maximum performance awards have been modified to 200% and 175%, respectively, to be awarded based on the degree to which the Company attains pre-determined financial performance.  The description of the MTIRP is incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Commission on August 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2006                               CBRL GROUP, INC.

                      By:      /s/ N.B. Forrest Shoaf
                      Name: N.B. Forrest Shoaf
                      Title:    Senior Vice President, Secretary
                                                                        and General Counsel